UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2024
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Williams-Sonoma, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3250 Van Ness Avenue, San Francisco, California 94109
(Address of principal executive offices)
Registrant’s telephone number, including area code (415) 421-7900
N/A
(Former name or former address, if changed since last report)

__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $.01 per share	WSM	New York Stock Exchange, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 29, 2024, upon the recommendation of the Board, the Company's stockholders approved an amendment (the "Officer Exculpation Amendment") to the Company's Amended and Restated Certificate of Incorporation to update the exculpation provision to cover officers. The Officer Exculpation Amendment became effective upon the filing of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Amendment") with the Delaware Secretary of State on May 29, 2024.

A description of the Officer Exculpation Amendment is set forth on page 74 of the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 16, 2024, which description is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 29, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following proposals were voted on by the Company’s stockholders:
Proposal 1:  Election of Board of Directors:

Name of Director	For	Against	Abstain	Broker Non-Vote
Laura Alber	55,330,082	64,109	34,200	3,595,728
Esi Eggleston Bracey	55,145,065	247,270	36,056	3,595,728
Andrew Campion	55,343,807	44,568	40,016	3,595,728
Scott Dahnke	54,608,442	780,589	39,360	3,595,728
Anne Finucane	54,823,479	569,824	35,088	3,595,728
William Ready	44,892,513	10,496,352	39,526	3,595,728
Frits van Paasschen	54,978,821	410,693	38,877	3,595,728

All director nominees were duly elected.

Proposal 2:  Advisory vote to approve executive compensation:

For	Against	Abstain	Broker Non-Vote
52,029,895	3,313,558	84,938	3,595,728
Proposal 2 was approved, on a non-binding advisory basis.
Proposal 3: Amendment to the Amended and Restated Certificate of Incorporation to Include an Officer Exculpation Provision:

For	Against	Abstain	Broker Non-Vote
52,427,691	2,910,837	89,863	3,595,728

Based on the votes set forth above, Proposal 3 was approved. On May 29, 2024, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation, at which point the Amendment became effective. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Proposal 4:  Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2025:

For	Against	Abstain
57,438,518	1,548,033	37,568
Proposal 4 was approved.
Item 8.01. Other Events
On May 29, 2024, the Company issued a press release announcing the election of Andrew Campion to the Company's Board of Directors. A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	List of Exhibits:

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Williams-Sonoma, Inc., effective May 29, 2024

99.1	Press Release dated May 29, 2024, titled Williams-Sonoma, Inc. Announces Election of Andrew Campion to Board of Directors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: May 31, 2024	By:	/s/ Jeffrey E. Howie
Jeffrey E. Howie
Chief Financial Officer

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